EXHIBIT (j)(1)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We consent to the incorporation by reference in this Post-Effective Amendment No. 133 to Registration Statement No. 02-90946 on Form N-1A of our reports relating to the financial statements and financial highlights of Eaton Vance Mutual Funds Trust (the “Trust”), including the Funds and Portfolios listed on the attached Schedule A, appearing in the Annual Report on Form N-CSR of the Trust for the year ended October 31, 2007 and to the references to us under the headings “Financial Highlights” in each Prospectus and “Other Service Providers - Independent Registered Public Accounting Firm” and “Financial Statements” in each Statement of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Boston, Massachusetts February 25, 2008

SCHEDULE A

Fund Report Date	Fund	Portfolio/Report Date, if different

December 14, 2007	Eaton Vance Equity Research Fund	N/A
December 20, 2007	Eaton Vance Floating-Rate Fund	Floating Rate Portfolio
December 20, 2007	Eaton Vance Floating-Rate & High	Floating Rate Portfolio
	Income Fund	High Income Opportunities Portfolio
(formerly, High Income Portfolio)
(December 17, 2007)
December 17, 2007	Eaton Vance High Income Opprtunities	High Income Opportunities Portfolio
	Fund (formerly, High Income Fund)	(formerly, High Income Portfolio)
December 20, 2007	Eaton Vance Strategic Income Fund	Emerging Markets Income Portfolio
(December 17, 2007)
Floating Rate Portfolio
Global Macro Portfolio
(December 17, 2007)
High Income Opportunities Portfolio
(formerly, High Income Portfolio)
(December 17, 2007)
International Income Portfolio
(December 17, 2007)
Investment Portfolio
December 14, 2007	Eaton Vance Tax-Managed Equity	Tax-Managed Growth Portfolio
	Asset Allocation Fund	(February 15, 2008)
Tax-Managed Value Portfolio
Tax-Managed International Equity Portfolio
Tax-Managed Multi-Cap Growth Portfolio
(formerly, Tax-Managed Multi-Cap
Opportunity Portfolio
Tax-Managed Mid-Cap Core Portfolio
Tax-Managed Small-Cap Growth Portfolio
Tax-Managed Small-Cap Value Portfolio
December 14, 2007	Eaton Vance Tax-Managed International	Tax-Managed International Equity
	Equity Fund	Portfolio
December 14, 2007	Eaton Vance Tax-Managed Mid-Cap	Tax-Managed Mid-Cap Core Portfolio
Core Fund
December 14, 2007	Eaton Vance Tax-Managed Multi-Cap	Tax-Managed Multi-Cap Growth
	Growth Fund (formerly Eaton Vance	Portfolio (formerly Tax-Managed Multi-
	Tax-Managed Multi-Cap Opportunity	Cap Opportunity Portfolio)
Fund)
December 14, 2007	Eaton Vance Tax-Managed Small-Cap	Tax-Managed Small-Cap Growth
	Growth Fund	Portfolio
December 17, 2007	Eaton Vance Tax-Managed Dividend	N/A
Income Fund
December 14, 2007	Eaton Vance Tax-Managed Small-Cap	Tax-Managed Small-Cap Value Portfolio
Value Fund
December 14, 2007	Eaton Vance Tax-Managed Value Fund	Tax-Managed Value Portfolio
December 17, 2007	Eaton Vance Government Obligations	Government Obligations Portfolio
Fund

SCHEDULE A - CONT’D

Fund Report Date	Fund	Portfolio/Report Date, if different

December 20, 2007	Eaton Vance Low Duration Fund	Investment Portfolio
Floating Rate Portfolio
December 20, 2007	Eaton Vance Diversified Income Fund	Boston Income Portfolio
(December 17, 2007)
Floating Rate Portfolio
Government Obligations Portfolio
(December 17, 2007)
December 17, 2007	Eaton Vance Dividend Income Fund	Dividend Income Portfolio
December 17, 2007	Eaton Vance International Equity Fund	International Equity Portfolio
December 17, 2007	Eaton Vance Structured Emerging	N/A
Markets Fund
December 17, 2007	Eaton Vance Global Macro Fund	Global Macro Portfolio
December 17, 2007	Eaton Vance International Income Fund	International Income Portfolio
December 17, 2007	Eaton Vance Money Market Fund	Cash Management Portfolio
Eaton Vance Cash Management Fund
December 17, 2007	Eaton Vance Emerging Markets	Emerging Markets Local Income
	Local Income Fund	Portfolio